Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity

11 Stockholders’ Equity

The Company amended its Articles of Association on August 2, 2010 in order to effect a 1-for-20 reverse stock split of its shares of common stock. As a consequence, the number of shares outstanding on August 2, 2010 (4,305,030,000 shares) has been adjusted to 215,251,500 shares. The exercise price and the number of shares of common stock issuable under the Company’s share-based compensation plans were proportionately adjusted to reflect the reverse stock split. Basic and diluted weighted average shares outstanding and earnings per share have been calculated to reflect the reverse stock split in all periods presented. The share capital of the Company as of December 31, 2012 and 2011 consists of 1,076,257,500 authorized shares, including 430,503,000 authorized shares of common stock, and 645,754,500 authorized but unissued shares of preferred stock.

In 2010, the Company completed its initial public offering of 34 million shares of common stock, priced at $14 per share, resulting in net proceeds of $448 million, after deducting underwriting discounts and commissions and offering expenses totaling $28 million. As a result, the number of common shares increased from 215,251,500 shares to 249,251,500 shares. In connection with long-term equity incentive plans introduced in November 2010 and 2011, the Company has issued a total number of 2,500,000 additional shares of common stock.

At December 31, 2012, the Company has issued and paid up 251,751,500 shares (2011: 251,751,500 shares) of common stock each having a par value of €0.20 or a nominal stock capital of €50 million.

Option rights/restricted share units/equity rights

The Company has granted stock options, restricted share units and equity rights to the employees of the Company and its subsidiaries to receive the Company’s shares or depository receipts in the future. See Note 13, “Share-based Compensation”.

Treasury shares

In connection with the Company’s share repurchase programs, which commenced in 2011, and in accordance with the Company’s policy to provide share awards from its treasury share inventory, shares which have been repurchased and are held in treasury for delivery upon exercise of options and under restricted share programs, are accounted for as a reduction of stockholders’ equity. Treasury shares are recorded at cost, representing the market price on the acquisition date. When issued, shares are removed from treasury shares on a first-in, first-out (FIFO) basis.

Differences between the cost and the proceeds received when treasury shares are reissued, are recorded in capital in excess of par value. Deficiencies in excess of net gains arising from previous treasury share issuances are charged to retained earnings.

The following transactions took place resulting from employee option and share plans in 2012:

2012
Total shares in treasury at beginning of year	3,915,144
Total cost	57
Shares acquired under repurchase program	1,843,694
Average price in $ per share	21.70
Amount paid	40
Shares delivered	3,032,838
Average price in $ per share	12.97
Amount received	15
Total shares in treasury at end of year	2,726,000
Total cost	58